Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 10—INCOME TAXES

In order to determine the quarterly provision (benefit) for income taxes, the Company uses an estimated annual effective tax rate, which is based on expected annual income and statutory tax rates in the various jurisdictions in which the Company operates. Certain significant or unusual items are separately recognized in the quarter during which they occur and can be a source of variability in the effective tax rates from quarter to quarter.

The Company’s effective income tax rate for the nine months ended September 30, 2013 is approximately (14.67)%. In computing income tax expense (benefit), the Company estimates its annual effective income tax rate jurisdiction by jurisdiction and entity by entity for which tax attributes must be separately considered for the calendar year ending December 31, 2013, excluding discrete items. Each jurisdictional or entity estimated annual tax rate is applied to actual year-to-date pre-tax book income (loss) of each jurisdiction or entity. The Company had three discrete items that affected the calculated income tax benefit or expense for the three and nine months ended September 30, 2013. The first discrete item is related to the 2GIG Sale, which increased tax expense approximately $19.4 million. The second discrete item is related to the acquisition of Smartrove, which resulted in a tax benefit of approximately $1.5 million. The third discrete item is related to the true-up of the 2012 provision to the final tax returns, which resulted in an additional tax expense of approximately $0.3 million. Both the 2013 and 2012 effective tax rates are less than the statutory rate primarily due to the combination of not recognizing benefit for expected pre-tax losses of the US jurisdiction and also the Canadian jurisdiction in 2012, and recognizing current state income tax expense for minimum state taxes.

For 2013, the Company expects to realize a loss before income taxes and expects to record a full valuation allowance against the net deferred tax assets of the consolidated group within the US and Canadian jurisdictions. The Company has recorded tax expense for state and local taxes. A valuation allowance is required when there is significant uncertainty as to the ability to realize the deferred tax assets. Because the realization of the deferred tax assets related to the Company’s net operating losses (NOLs) is dependent upon future income related to domestic and foreign jurisdictional operations that have historically generated losses, management determined that the Company continues to not meet the “more likely than not” threshold that those NOLs will be realized. Accordingly, a valuation allowance is required. A similar history of losses is present in the Company’s Canadian jurisdiction. However, as of September 30, 2013, the deferred tax assets related to the Company’s Canadian jurisdiction’s NOLs are offset by existing deferred income tax liabilities resulting in a net deferred tax liability position.

NOTE 12—INCOME TAXES

APX Group files a consolidated federal income tax return with its wholly-owned subsidiaries.

For tax purposes, the Transaction was treated as a stock acquisition. As a result, assets and liabilities were not adjusted to fair value for tax purposes. Goodwill resulting from the transaction is not deductible for tax purposes. For tax purposes, acquisition costs are divided into three categories, deductible costs, amortizable costs, and capitalized costs. Acquisition costs are allocated among the categories based on the nature and timing of the incurred cost. Deductible costs are deducted in the period incurred. Amortizable costs are capitalized and amortized over a period of 15 years. Capitalized costs are capitalized to the cost of the stock and are not amortized.

Income tax (benefit) provision consisted of the following (in thousands):

	Successor	Predecessor
	Period from November 17 through December 31, 2012	Period from January 1 through November 16, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Current income tax:
Federal	$—	$2,635	$86	$(363)
State	56	837	633	142
Foreign	28	276	—	(430)

Total	84	3,748	719	(651)
Deferred income tax:
Federal	(9,489)	—	—	—
State	(1,788)	—	—	—
Foreign	290	1,175	(4,458)	4,971

Total	(10,987)	1,175	(4,458)	4,971

Deferred income tax:	$(10,903)	$4,923	$(3,739)	$4,320

	Successor	Predecessor
	Period from November 17 through December 31, 2012	Period from January 1 through November 16, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010
Computed expected tax expense	$(13,941)	$(50,970)	$(22,489)	$(8,377)
State income taxes, net of federal tax effect	(1,143)	555	434	91
Foreign income taxes	(69)	610	831	(1,889)
Permanent differences	534	4,820	193	(335)
Non-deductible acquisition costs	3,716	2,896	—	—
Intercompany elimination	—	2,843	—	—
Change in valuation allowance	—	44,169	17,292	14,830

Provision for income taxes	$(10,903)	$4,923	$(3,739)	$4,320

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities were as follows (in thousands):

	Successor	Predecessor
	December 31, 2012	December 31, 2011
Gross deferred tax assets:
Net operating loss carryforwards	$339,831	$224,619
Accrued expenses and allowances	48,455	15,691
Inventory reserves	528	5,612
Alternative minimum tax credit and research and development credit	101	140
Deferred subscriber income	15	9,615
Valuation allowance	—	(58,660)

	388,930	197,017

Gross deferred tax liabilities:
Deferred subscriber contract costs	(379,184)	(197,244)
Purchased intangibles	(28,744)	—
Prepaid expenses and depreciation	(107)	(212)

	(408,035)	(197,456)

Net deferred tax liability	$(19,105)	$(439)

The Company has U.S. net operating loss carryforwards of approximately $845,095,000 and $552,095,000 at December 31, 2012 and 2011, respectively. The Company has state net operating loss carryforwards of approximately $789,687,000 and $536,975,000 at December 31, 2012 and 2011, respectively. U.S. and state net operating loss carryforwards will begin to expire in 2026 if not used. Included in both the U.S. and state net operating loss carryforwards are approximately $11,483,000 and $0 at December 31, 2012 and 2011 respectively of net operating loss carryforwards for which a benefit will be recorded in Additional Paid in Capital when realized. The Company has U.S. alternative minimum tax credits of $71,000 and $86,000 at December 31, 2012 and 2011, respectively, for which life is unlimited. The Company has U.S. research and development credits of approximately $30,000 and $54,000 at December 31, 2012 and 2011, respectively, which begin to expire in 2030. The Company has Canadian net operating loss carryforwards of approximately $32,369,000 and $15,289,000 at December 31, 2012 and 2011, respectively, which will begin to expire in 2029. Realization of the Company’s net operating loss carryforwards and tax credits are dependent on generating sufficient taxable income prior to their expiration. The Company has determined that there is no IRC section 382 limitation with respect to the carryforward items.

The Company has considered and weighed the available evidence, both positive and negative, to determine whether it is more-likely-than-not that some portion, or all, of the deferred tax assets will not be realized.

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company has determined that a valuation allowance is necessary only at December 31, 2011. No valuation allowance was determined to be necessary at December 31, 2012. In addition to the change in valuation allowance from operations, the valuation allowance changes include the impact of acquisition related items.

As of December 31, 2012, the Company’s income tax returns for the years ended December 31, 2006 through December 31, 2012 remain subject to examination by the Internal Revenue Service and state authorities.